UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

August 19, 2005

Date of Report (Date of earliest event reported)

MAXIM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14430	87-0279983
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8899 UNIVERSITY CENTER LANE, SUITE 400
SAN DIEGO, CALIFORNIA 92122

(Address of principal executive offices, including zip code)

(858) 453-4040

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 19, 2005, we entered into an agreement with Larry G. Stambaugh, who has served as our Chairman, President and Chief Executive Officer since 1993, regarding the forgiveness of all amounts owed (including principal and accrued interest) under a $2,850,000 full recourse, interest bearing, secured revolving promissory note made by Maxim to Mr. Stambaugh on December 8, 2000, as amended on December 8, 2001.  The loan was originally made to replace a loan Mr. Stambaugh had with a third-party that was secured by shares of our stock that he owned.  The purpose of the loan was to avoid the necessity of Mr. Stambaugh selling our stock during periods of market volatility and was viewed at the time to be in the best interests of Maxim and its stockholders.  As reported in our Quarterly Report on Form 10-Q for the Quarter ended June 30, 2005, as of June 30, 2005 the loan had been written down to $264,000.  This write-down resulted from of our evaluation of Mr. Stambaugh’s inability to repay the loan, which has been in default since December 2002.  On August 3, 2005, Mr. Stambaugh forfeited all collateral securing the loan, including 203,333 shares of our common stock and 1,563,667 of options to purchase our common stock.  Mr. Stambaugh is currently insolvent and unable to repay the outstanding balance of the loan.  After extensively reviewing all related facts and circumstances, including  our current needs, prospects and contingency plans, Mr. Stambaugh’s current assets and liabilities, our resulting inability to collect the loan indebtedness, and the best interests of our stockholders and creditors, our board of directors agreed to forgive the loan.  The agreement relating to such forgiveness also provides for the release by Mr. Stambaugh of any and all claims that he may have against Maxim, its officers, directors, shareholders and certain of our other representatives with regard to any claims that he may have arising out of or in connection with the loan.  A copy of the agreement regarding the forgiveness of the loan is filed as Exhibit 10.1 to this form 8-K, the contents of which are incorporated herein by reference.

In connection with the loan forgiveness, on August 19, 2005, we entered into an indemnification agreement with Mr. Stambaugh.  Pursuant to the indemnification agreement, we agreed to indemnify Mr. Stambaugh for certain excise taxes, if any, that may arise as a result of the forgiveness of the loan under Section 280G and Section 4999 of the Internal Revenue Code of 1986, as amended.  A copy of the indemnification agreement is filed as Exhibit 10.2 to this form 8-K, the contents of which are incorporated herein by reference.

On August 19, 2005, we entered into an amendment to our employment agreement with Mr. Stambaugh dated December 3, 2004.  Prior to the amendment, Mr. Stambaugh’s employment agreement provided that Mr. Stambaugh was entitled to receive continuation of his annual base salary, which is currently set at $405,000 through September 30, 2005 and $450,000 thereafter, plus health care insurance coverage for a period of three (3) years from the date of his employment termination if we terminated Mr. Stambaugh’s employment other than for cause.  Pursuant to the amendment, Mr. Stambaugh will only be entitled to receive the continuation of his annual base salary and health care insurance coverage for a period of two (2) years from the date of termination.  A copy of the amendment to Mr. Stambaugh’s employment agreement is filed as Exhibit 10.3 to this form 8-K, the contents of which are incorporated herein by reference.

On August 19, 2005, we entered into an amendment to our retention agreement with Mr. Stambaugh dated March 11, 2005.  Prior to the amendment, Mr. Stambaugh’s retention agreement provided that Mr. Stambaugh was eligible to receive a “success bonus” of up to $225,000 upon consummation of a change in control event or other strategic transaction which our board of directors determined to have preserved or increased value to our stockholders based upon factors considered relevant by our board at the time a definitive agreement relating to such transaction was approved.  Pursuant to the amendment, Mr. Stambaugh will no longer have any right to receive or be considered for all or any portion of the $225,000 “success bonus”.  In addition, prior to the amendment, Mr. Stambaugh’s retention agreement provided that if Mr. Stambaugh remained continuously employed with us for at least three months but not longer than six months following the consummation of a change in control event, he would receive an additional “transition bonus” of $225,000, payable as of his last day of employment with us; provided that, if Mr. Stambaugh was terminated by us (or our successor) without cause at any time during the first six months following the consummation of a change in control event, the “transition bonus” would become immediately payable in full on the date of such termination.  Pursuant to the amendment such transition bonus was modified to a retention incentive.  Mr. Stambaugh is now entitled to receive the “transition bonus” upon the earlier of March 31, 2006 and the date, if ever, on which we terminate his employment other than for cause.  Pursuant to the amendment, if Mr. Stambaugh has not been continuously employed by us through March 31, 2006 or has been terminated by us for cause prior to March 31, 2006, then he is not entitled to receive the “transition bonus”.  A copy of the amendment to Mr. Stambaugh’s retention agreement is filed as Exhibit 10.4 to this form 8-K, the contents of which are incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

On August 19, 2005, we entered into an agreement with Larry G. Stambaugh, who has served as our Chairman, President and Chief Executive Officer since 1993, regarding the forgiveness of all amounts owed (including principal and accrued interest) under a $2,850,000 full recourse, interest bearing, secured revolving promissory note made by Maxim to Mr. Stambaugh on December 8, 2000, as amended on December 8, 2001.  The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the forgiveness of the loan is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

Not Applicable.

(b)                                 Pro Forma Financial Information.

Not Applicable.

(c)                                  Exhibits.

10.1         Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated August 19, 2005.

10.2         Indemnification Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated August 19, 2005.

10.3         Amendment to Employment Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated August 19, 2005.*

10.4         Amendment to Retention Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated August 19, 2005.*

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM PHARMACEUTICALS, INC.

Date: August 24, 2005	/s/ John D. Prunty
John D. Prunty
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer duly authorized to sign on behalf of the registrant)

INDEX TO EXHIBITS

10.1         Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated August 19, 2005.

10.2         Indemnification Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated August 19, 2005.

10.3         Amendment to Employment Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated August 19, 2005.*

10.4         Amendment to Retention Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated August 19, 2005.*

* Management contract or compensatory plan or arrangement.